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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  September 27, 2005


                           DUANE READE HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                  001-13843                               05-0599589
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          (Commission File Number)            (IRS Employer Identification No.)


              440 NINTH AVENUE
             NEW YORK, NEW YORK                            10001
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 273-5700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

            (A) DISMISSAL OF PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            (1) On September 27, 2005, Duane Reade Holdings, Inc. (the "registrant") dismissed PricewaterhouseCoopers LLP ("PwC") as its independent registered public accounting firm.

            (2) The decision to change the registrant's independent registered public accounting firm was approved by the registrant's audit committee.

            (3) The reports of PwC on the financial statements of the registrant as of and for the fiscal years ended December 25, 2004 and December 27, 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 25, 2004 and December 27, 2003, and through September 27, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the registrant's financial statements for such years.

            (4) Except as described below, during the fiscal years ended December 25, 2004 and December 27, 2003 and through September 27, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). A restatement of financial statements is a strong indicator of the existence of a "material weakness" in the design or operation of internal control over financial reporting. Each of the six reportable events described below are considered to be "material weaknesses." A "material weakness" is a control deficiency, or combination of control deficiencies, that results in a more than remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. As of December 25, 2004, the Company did not maintain effective controls to ensure that the matters discussed below conformed with generally accepted accounting principles and therefore, each of the material weaknesses described below could result in a material misstatement of the Company's financial statements. All of the material weaknesses disclosed below were discussed by the registrant's audit committee with PwC and were previously described in the registrant's Annual Report on Form 10-K (the "FY2004 10-K") for the fiscal year ended December 25, 2004 (as amended to date):

            (a) The registrant restated reported net sales and cost of sales for its predecessor's fiscal years 2000, 2001, 2002 and 2003, the period from December 28, 2003 through July 30, 2004 and its period from July 31, 2004 through September 25, 2004 to reflect revenues and costs from resales of certain retail inventory on a gross basis rather than on a net basis as previously reported, in accordance with the provisions of Emerging Issues Task Force Issue 99-19.


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            (b)    As a result of changes in accounting practices required to conform to the lease accounting requirements under FASB Technical Bulletin No. 85-3, the registrant restated its predecessor's previously reported financial results for fiscal years 2000, 2001, 2002 and 2003, the period from December 28, 2003 through July 30, 2004 and its period from July 31, 2004 through September 25, 2004. Such restatement required the recording of lease costs from the date of the registrant's possession or delivery of the underlying asset.

            (c) In accordance with the provisions of Statement of Financial Accounting Standard No. 141 "Business Combinations," the registrant restated reported balance sheet liabilities, goodwill and results of operations, cost of sales and selling, general and administrative expenses to correct its lease accounting to reflect straight-line rent expense (for leases in effect on the July 30, 2004 date of the registrant's acquisition by Oak Hill Capital Partners, L.P.) calculated from the date of the registrant's acquisition by Oak Hill rather than from the original lease commencement dates as previously recorded.

            (d) The registrant restated its previously reported balance sheets for fiscal 2004 and 2003 to reflect the classification of outstanding borrowings under its revolving loan facility as current liabilities rather than as long-term debt, as previously reported. The change was made because cash receipts controlled by the lenders are used to reduce outstanding debt, and the registrant does not meet the criteria of Statement of Financial Accounting Standards No. 6 "Classification of Short Term Obligations Expected to be Refinanced," to reclassify the debt as long-term.

            (e) The registrant restated its consolidated statement of cash flows for the 2002 through 2004 fiscal years to reflect the reporting of revolving loan facility borrowings and repayments separately on a gross basis as required under Statement of Financial Accounting Standard No. 95, "Statement of Cash Flows".

            (f) The registrant reflected certain previously unrecorded and immaterial audit adjustments relating to the periods affected.

                        As more fully discussed in Item 9A of the FY2004 10-K, which Item is incorporated herein by reference, the registrant has taken steps to remedy those material weaknesses.

            (5) The registrant has authorized PwC to respond fully to the inquiries of the successor independent registered public accounting firm concerning the matters set forth in paragraph (A)(4), above.


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            (6)    The registrant has requested that PwC provide the registrant with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the statements contained in the foregoing paragraphs. PwC has provided such letter to the registrant, a copy of which is filed as Exhibit 16.1 hereto.

            (B)    ENGAGEMENT OF NEW INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

            (1) On September 27, 2005, the registrant's Audit Committee approved the engagement of KPMG LLP ("KPMG") as its independent registered public accounting firm, which engagement was accepted on October 3, 2005.

            (2)    KPMG has reviewed the disclosure provided under this Item
4.01 as required under Item 304(a) of Regulation S-K.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits:

EXHIBIT
NUMBER      DESCRIPTION
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 16.1       Letter from PricewaterhouseCoopers LLP, dated September 28, 2005.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  October 3, 2005

                                              DUANE READE HOLDINGS, INC.


                                              By:    /s/ John K. Henry
                                                     ---------------------------
                                              Name:  John K. Henry
                                              Title: Senior Vice President and
                                                     Chief Financial Officer



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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER      DESCRIPTION
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 16.1       Letter from PricewaterhouseCoopers LLP, dated September 28, 2005.